                                  EXHIBIT 10


                              ARTHUR ANDERSEN LLP




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-73572 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.

                                   /s/ Arthur Andersen LLP
Hartford, Connecticut
September 16, 1999